UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 WASHINGTON, D.C. 20549

FORM 8-K/A NO. 1

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

September 13, 2005
Date of Report (Date of Earliest Event Reported)

WM. WRIGLEY JR. COMPANY
(Exact Name of Registrant as specified in its charter)

DELAWARE	1-800	36-1988190

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

410 North Michigan Avenue Chicago, Illinois	60611

(Address of principal executive Offices)	(Zip Code)

(312) 644-2121

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This Current Report on Form 8-K/A No.1 is filed by Wm. Wrigley Jr. Company (the “Company”) in connection with the matters described herein.

Item 2.01:	Completion of Acquisition or Disposition of Asset.

           On June 29, 2005, the Company completed the acquisition of certain confectionery assets from Kraft Foods Global Inc. (“Kraft”). The press releases issued on the same day by the Company to announce the completion of the acquisition were previously furnished under the Company’s Form 8-K filed on July 1, 2005 (the “Original Form 8-K”) and are incorporated herein by reference. The purpose of this Form 8-K/A No. 1 is to amend the Original Form 8-K to, include the financial statements of the assets acquired as required by Item 9.01(a) of Form 8-K and provide an explanation for the non-inclusion of pro forma financial information of the assets acquired, required by Item 9.01 (b) of Form 8-K. This Form 8-K/A No. 1 effects no other change.

Item 9.01:	Financial Statements and Exhibits.

	(a)	Financial statements of business acquired.

Financial statements of the Non-Chocolate Confectionery Business, a component of Kraft Foods Inc. and the Report of Independent Registered Public Account Firm, are filed as Exhibit 99.1 to this Form 8-K/A No.1 and incorporated herein by reference.

	(b)	Pro forma financial information.

A pro forma statement of operations is not being provided because the use of forward-looking information would be necessary to meaningfully present the effects of the acquisition of certain confectionery assets from Kraft. This forward-looking information is not reliably determinable and, therefore, not appropriate to use for pro forma operating information.

A pro forma balance sheet that reflects the effects of the acquisition of certain confectionery assets from Kraft is not being provided as the same effects of the acquisition are reflected in the consolidated balance sheet (condensed) and the related Notes to the Consolidated Financial Statements (Condensed) of the Company’s Form 10-Q for the second quarter ended June 30, 2005 that was filed on August 9, 2005 and they are incorporated herein by reference.

(c)	Exhibits.

	Exhibit No.		Description

	(i)	99.1

Financial statements of the Non-Chocolate Confectionery Business, a Component of Kraft Foods Inc., and the Report of Independent Registered Public Accounting Firm, at March 26, 2005 (unaudited), December 25, 2004 and December 27, 2003; for the quarters ended March 26, 2005 and March 27, 2004 (unaudited); and for the years ended December 25, 2004 and December 27, 2003, are filed as Exhibit 99.1 to this From 8-K/A No. 1.

	(ii)	99.2

Unaudited consolidated balance sheet and the related Notes to Consolidated Financial Statements (condensed) of Wm. Wrigley Jr. Company for the second quarter ended June 30, 2005 filed under the Wm. Wrigley Jr. Company’s Form 10-Q on August 9, 2005, are incorporated herein by reference.

	(iii)	99.3	Consent of PricewaterhouseCoopers LLP is attached as Exhibit 99.3 to this Form 8-K/A No. 1.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WM. WRIGLEY JR. COMPANY

	By:	/s/ Howard Malovany

	Name:	Howard Malovany
	Title:	Vice President, Secretary and General Counsel
Date: September 13, 2005

INDEX TO EXHIBITS

(99)     ADDITIONAL EXHIBITS

Exhibit No.		Description

(i)	99.1

Financial statements of the Non-Chocolate Confectionery Business, a Component of Kraft Foods Inc., and the Report of Independent Registered Public Accounting Firm, at March 26, 2005 (unaudited), December 25, 2004 and December 27, 2003; for the quarters ended March 26, 2005 and March 27, 2004 (unaudited); and for the years ended December 25, 2004 and December 27, 2003, are filed as Exhibit 99.1 to this Form 8-K/A No. 1.

(ii)	99.2

Unaudited consolidated balance sheet and the related Notes to Consolidated Financial Statements (condensed) of Wm. Wrigley Jr. Company for the second quarter ended June 30, 2005 filed under the Wm. Wrigley Jr. Company’s Form 10-Q on August 9, 2005, are incorporated herein by reference.

(iii)	99.3	Consent of PricewaterhouseCoopers LLP is attached as Exhibit 99.3 to this Form 8-K/A No. 1.

5